                   OPPENHEIMER QUEST CAPITAL VALUE FUND, INC

                    Supplement dated June 15, 2003 to the
                      Prospectus dated December 23, 2002

The Prospectus is changed as follows:

The paragraph  captioned "The Manager's  Fees" under the section "How the Fund is Managed" on page 12 is deleted and replaced with the following:

The Manager's Fees. Under the investment advisory agreement, effective June
      15, 2003, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.90% of the first $400 million of average annual net assets of the Fund, 0.85% of the next $600 million, 0.80% of the next $2 billion, 0.70% of the next
      $1 billion, 0.65% of the next $1 billion and 0.60% of average annual net assets in excess of $5 billion. Prior to June 15, 2003, the annual advisory fee rate was: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million and 0.85%
      of average annual net assets in excess of $800 million. The Fund's management fee for its last fiscal year ended October 31, 2001 was
      1.00% of average annual net assets for each class of shares.

June 15, 2003                                                 PS0835.020